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                                                                      EXHIBIT 99

                                 CERTIFICATION

The undersigned hereby certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the twelve months ended December 31, 2002 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                  NORTH BANCORP, INC.

                                  By: /s/ John R. Kluck
                                      -----------------------------------------
                                      President and Chief Executive Officer

                                  By: /s/ William A. Kirsten
                                      -----------------------------------------
                                      Senior Vice President and Chief Financial
                                      Officer

March 28, 2003